SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2000
                                                           -------------



                              GERALD STEVENS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Florida                     0-05531                 65-0971499
    ----------------          ----------------------         ----------
    (State or other              (Commission File           (IRS Employer
jurisdiction of Number)         Identification No.)
    incorporation)



              P.O. Box 350526, Fort Lauderdale, Florida 33335-0526
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

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Item 5.  Other Events.
         ------------

         On July 31, 2000, we entered into Amendment Agreement No. 2 to Amended and Restated Credit Agreement with Bank of America, N.A.. The amendment provides for reductions in the credit commitment over time, an increase in the interest rates, an additional fee, and new and amended financial and other covenants. The amendment is attached as an exhibit to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.                        Description
         -----------                        -----------

             4.1 Amendment Agreement No. 2 to Amended and Restated Credit Agreement, dated as of July 31, 2000



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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                     GERALD STEVENS, INC.
                                                     --------------------
                                                         (Registrant)



                                              By  /s/ ALBERT J. DETZ
                                                  --------------------------
                                                  Albert J. Detz
                                                  Senior Vice President and
                                                  Chief Financial Officer
Dated: August 2, 2000




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



                              GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------


Exhibit No.               Description
-----------               -----------

4.1                       Amendment Agreement No. 2 to Amended and Restated
                          Credit Agreement,








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